SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 26, 2009 (March 20, 2009)

T3 Motion, Inc.
(Exact name of registrant as specified in Charter)

Delaware	333-150888	20-4987549
(State or other jurisdiction of	(Commission File No.)	(IRS Employee Identification No.)
incorporation or organization)
2990 Airway Avenue, Suite A
Costa Mesa, California 92626
(Address of Principal Executive Offices)
(714) 619-3600
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1

Forward Looking Statements
     This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or its management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors relating to the Registrant’s industry, its operations, and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.
     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
Item 1.01 Entry into a Material Definitive Agreement.
     On March 20, 2009, T3 Motion, Inc., a Delaware corporation (the “Registrant”), entered into a Distribution Agreement (the “Distribution Agreement”) with Spear International, LTD., a company incorporated under the laws of the Bahamas (the “Distributor”), pursuant to which the Registrant appointed the Distributor as its exclusive distributor of the Registrant’s personal mobility vehicles and related goods (the “Products”) in the Gulf Co-Operation Council region, which includes The Kingdom of Saudi Arabia, Kuwait, Bahrain, Qatar, and Oman (the “Exclusive Territory”), and as a non-exclusive distributor in Yemen, Turkey, Egypt, Lebanon, the United Arab Emirates (excluding sales to law enforcement and police market segments until June 2009), and Morocco (the “Non-Exclusive Territory”).
     Under the Distribution Agreement, the Distributor must purchase from the Registrant a minimum number of the Products at agreed upon prices to make sales within the Exclusive Territory and Non-Exclusive Territory. If the Distributor purchases the minimum number of the Products required under the Distribution Agreement through June 2009, then the United Arab Emirates will be added as an Exclusive Territory.
     The initial term of the Distribution Agreement is three years from the date of the Distribution Agreement (the “Initial Term”). The term will automatically renew for consecutive three year periods (each a “Renewal Term”). After the Initial Term, either party may terminate the Distribution Agreement by providing the other party with ninety (90) days written notice prior to the start of any Renewal Term. If the Registrant notifies the Distributor of any increases to the Product Prices applicable to any Renewal Term, then the Distributor may terminate the Distribution Agreement upon thirty (30) days prior written notice. The Registrant may suspend or terminate the Distribution Agreement if the Distributor defaults on a payment owed under the Distribution Agreement and does not cure the default upon thirty days’ notice of the default or does not meeting. Both parties may terminate the Distribution Agreement upon the occurrence of certain other events with notice.

     After the first year anniversary of the Distribution Agreement and upon meeting certain purchase goals during the first year term of the Distribution Agreement, the Distributor will be provided the right of first refusal to become the exclusive distributor for the Non-Exclusive Territory.
     If the Distributor fails to purchase the minimum number of Products agreed upon for each year during the Initial Term, then the Registrant, after meeting with the Distributor to review the Distributor’s performance under the Distribution Agreement and to discuss the reasons for such failure, may amend the terms of the Distribution Agreement whereby the Distributor would act as a non-exclusive distributor of the Products in the Exclusive Territory.
     During the Initial Term, if any other distributor, seller, or provider of the Products outside of the United States has the right to purchase the Products from the Registrant at a price less than the agreed upon prices under the Distribution Agreement, then such prices under the Distribution Agreement for the Products not yet delivered by the Registrant to the Distributor will be reduced to the lowest price charged to any such other distribution, seller, or provider. This lowering of prices will not apply if the other distributor, seller, or provider of the Products who was provided prices lower than the prices under the Distribution Agreement has committed to purchase in excess of a certain number of T3i Series vehicles over a three-year period.
     The Distributor may sub-license its rights under the Distribution Agreement to other dealers and sub-distributors provided that any and all agreements between such persons and the Distributor must be subject to the terms and conditions of the Distribution Agreement.
     The Registrant provides a limited warranty with regards the Products, but the Distributor will be responsible for all other warranties, whether expressed or implied, with regard to the Products.
     The Registrant has the right of first refusal on any proposed sale of the Distributor’s customer accounts with regards to the Products.
     The Distributor may not assign its rights and obligations under the Distribution Agreement without the prior consent of the Registrant; provided, however, that the Distributor may assign its rights and obligations under the Distribution Agreement to Malloy Gulf Holdings, Ltd., an entity to be formed by the Distributor in Bahrain, without the prior consent of the Registrant.
     The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned document contained in Exhibit 10.1, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Distribution Agreement between T3 Motion, Inc. and Spear International, LTD., dated March 20, 2009 (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 Motion, Inc.
Dated: March 26, 2009	By:	/s/ Kelly J. Anderson
Kelly J. Anderson
Chief Financial Officer